UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-02258

Eaton Vance Series Trust II
(Exact name of registrant as specified in charter)

The Eaton Vance Building, 255 State Street, Boston, Massachusetts		02109
(Address of principal executive offices)		(Zip code)

Alan R. Dynner The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(617) 482-8260

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2006

Item 1. Reports to Stockholders

Annual Report October 31, 2006

EATON VANCE
INCOME
FUND
OF
BOSTON

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/ broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to Portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Income Fund of Boston as of October 31, 2006

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

The Fund

Performance for the Past Year

•                  The Fund’s Class A shares had a total return of 10.66% during the year ended October 31, 2006.(1)  This return resulted from an increase in net asset value per share (NAV) to $6.46 on October 31, 2006,  from $6.29 on October 31, 2005, and the reinvestment of $0.478 in dividend payments during the year.

•                  The Fund’s Class B shares had a total return of 9.85% during the year ended October 31, 2006.(1) This return resulted from an increase in NAV to $6.45 on October 31, 2006, from $6.28 on October 31, 2005, and the reinvestment of $0.430 in dividend payments during the year. The Class B NAVs and dividends per share have been restated to reflect the effects of a stock split effective on November 11, 2005.

•                  The Fund’s Class C shares had a total return of 9.84% during the year ended October 31, 2006.(1) This return resulted from an increase in NAV to $6.45 on October 31, 2006, from $6.28 on October 31, 2005, and the reinvestment of $0.430 in dividend payments during the year. The Class C NAVs and dividends per share have been restated to reflect the effects of a stock split effective on November 11, 2005.

•                  The Fund’s Class I shares had a total return of 10.93% for the year ended October 31, 2006.(1) This return resulted from an increase in NAV to $6.45 on October 31, 2006, from $6.28 on October 31, 2005, and the reinvestment of $0.493 in dividend payments during the year. The Class I NAVs and dividends per share have been restated to reflect the effects of a stock split effective on November 11, 2005.

•                  The Fund’s Class R shares had a total return of 10.40% for the year ended October 31, 2006.(1) This return resulted from an increase in NAV to $6.45 on October 31, 2006, from $6.28 on October 31, 2005, and the reinvestment of $0.462 in dividend payments during the year. The Class R NAVs and dividends per share have been restated to reflect the effects of a stock split effective on November 11, 2005.

•                  The Merrill Lynch U.S. High Yield Master II Index – an unmanaged index of below- investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market – had a return of 10.34% for the year ended October 31, 2006.(2) The Fund’s peer group, the Lipper High Current Yield Funds Classification, had an average total return of 9.18% for the same period.(2)

•                  Based on the Fund’s most recent dividends and NAVs on October 31, 2006 of $6.46 per share for Class A, $6.45 for Class B, $6.45 for Class C, $6.45 for Class I and $6.45 for Class R, the Fund’s distribution rates were 7.40%, 6.67%, 6.67%, 7.64% and 7.16%, respectively.(3) The SEC 30-day yields for Class A, Class B, Class C, Class I and Class R shares were 7.72%, 7.35%, 7.36%, 8.37% and 7.87%, respectively.(4)

Recent Fund Developments

•                  The high-yield market saw narrow spreads and record new issuance during the fiscal year. Technical conditions, which weakened at mid-year with the stock market decline, finished the year strongly, as large new offerings from merger and leveraged buyouts met strong demand. High-yield spreads, which fell as low as 299 basis points (2.99%) over Treasuries, were around 338 basis points (3.38%) at October 31, 2006.  The market rallied in the final three months of the fiscal year, due in part to an infusion of investment from non-traditional investors, such as hedge funds and structured investment vehicles.

•                  The Fund currently invests its assets in a separate registered investment company with the same objective and policies as the Fund (the “Portfolio”). Amid narrow high-yield spreads, the Portfolio outperformed through the first nine months of the fiscal year, by paring its lower quality high-yield bonds and emphasizing shorter maturities. Excluding cash, the Portfolio had a duration of 3.21 years at October 31, 2006.  Shorter maturity bonds and floating-rate notes fare better when spreads widen or interest rates rise.

•                  Finance subsidiaries of auto companies were among the Portfolio’s leading performers, as they responded well to the prospect of company reorganizations.  Health care, telecom and energy bonds were also strong contributors. Health care companies were helped by cost cuts and improving margins, while telecom providers enjoyed strong free cash flow and energy companies benefited from surging oil prices.(5)

•                  In the final three months of the period, the Portfolio’s avoidance of speculative credits inhibited its ability to participate fully in the market rally. Homebuilders – pinched by a nationwide housing slump – were among the Portfolio’s least successful performers, although the Portfolio was helped on a relative basis by an underweighting in that industry.(5)

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

(1) These returns do not include the 4.75% maximum sales charge for the Fund’s Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares and Class C shares. If sales charges were deducted, returns would be lower. Class I and Class R have no sales charge and are offered to certain investors at net asset value.

(2) It is not possible to invest directly in an Index or Lipper Classification. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index or Lipper Classification. The Lipper average is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

(3) The Fund’s distribution rate represents actual distributions paid to shareholders and is calculated daily by dividing the last distribution per share (annualized) by the net asset value.

(4) The Fund’s SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result.

(5) Portfolio investments may not be representative of the Portfolio’s current or future investments due to active management.

Eaton Vance Income Fund of Boston as of October 31, 2006

FUND PERFORMANCE

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the Merrill Lynch U.S. High Yield Master II Index, an unmanaged market index of below-investment-grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A of the Fund and the Merrill Lynch U.S. High Yield Master II Index. The table includes the total returns of each Class of the Fund at net asset value and public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance(1)	Class A	Class B	Class C	Class I	Class R

Average Annual Total Returns (at net asset value)
One Year	10.66%	9.85%	9.84%	10.93%	10.40%
Five Years	10.59	N.A.	N.A.	10.82	N.A.
Ten Years	7.46	N.A.	N.A.	N.A.	N.A.
Life of Fund†	9.33	10.70	10.80	6.28	7.78

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	5.46%	4.85%	8.84%	10.93%	10.40%
Five Years	9.52	N.A.	N.A.	10.82	N.A.
Ten Years	6.94	N.A.	N.A.	N.A.	N.A.
Life of Fund†	9.17	10.37	10.80	6.28	7.78

†     Inception Dates – Class A: 6/15/72; Class B: 6/20/02; Class C: 6/21/02; Class I: 7/1/99; Class R: 1/5/04

(1) Average Annual Total Returns at net asset value do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B or Class C shares. If sales charges were deducted, returns would be lower. Class I and Class R shares are offered to certain investors at net asset value. SEC returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. 1-year SEC return for Class C reflects 1% CDSC. Class A, Class I and Class R shares redeemed or exchanged within 90 days of the settlement of the pur-chase are subject to a 1% redemption fee.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

Comparison of Change in Value of a $10,000 Investment in
Eaton Vance Income Fund of Boston Class A vs. the Merrill Lynch
U.S. High Yield Master II Index*

*    Sources: Thomson Financial; Bloomberg, L.P. Class A of the Fund commenced operations on 6/15/72.

A $10,000 hypothetical investment in Class B shares on 6/20/02, Class C shares on 6/21/02, Class I shares on 7/1/99 and Class R shares on 1/5/04 would have been valued at $15,591 ($15,391 after deduction of applicable contingent deferred sales charge), $15,653, $15,637 and $12,361, respectively, on 10/31/06. It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities in the Index.

Portfolio Credit Quality Ratings(2)
By total investments

(2)          Credit Quality ratings are those provided by Standard & Poor’s, a nationally recognized bond rating service. Reflects the Portfolio’s investments as of October 31, 2006. Portfolio information may not be representative of the Portfolio’s current or future investments and may change due to active management.

Eaton Vance Income Fund of Boston as of October 31, 2006

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2006 – October 31, 2006).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Income Fund of Boston

	Beginning Account Value (5/1/06)	Ending Account Value (10/31/06)	Expenses Paid During Period* (5/1/06 – 10/31/06)
Actual
Class A	$1,000.00	$1,044.70	$5.41
Class B	$1,000.00	$1,039.20	$9.25
Class C	$1,000.00	$1,039.20	$9.25
Class I	$1,000.00	$1,044.40	$4.07
Class R	$1,000.00	$1,041.80	$6.64
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.90	$5.35
Class B	$1,000.00	$1,016.10	$9.15
Class C	$1,000.00	$1,016.10	$9.15
Class I	$1,000.00	$1,021.20	$4.02
Class R	$1,000.00	$1,018.70	$6.56

* Expenses are equal to the Fund's annualized expense ratio of 1.05% for Class A shares, 1.80% for Class B shares, 1.80% for Class C shares, 0.79% for Class I shares and 1.29% for Class R shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2006. The example reflects the expenses of both the Fund and Portfolio.

Eaton Vance Income Fund of Boston as of October 31, 2006

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2006

Assets
Investment in Boston Income Portfolio, at value (identified cost, $1,721,508,968)	$1,770,574,885
Receivable for Fund shares sold	6,030,620
Total assets	$1,776,605,505
Liabilities
Payable for Fund shares redeemed	$4,063,170
Dividends payable	3,670,742
Payable to affiliate for distribution and service fees	602,483
Payable to affiliate for Trustees' fees	1,975
Accrued expenses	490,763
Total liabilities	$8,829,133
Net Assets	$1,767,776,372
Sources of Net Assets
Paid-in capital	$1,877,721,676
Accumulated net realized loss from Portfolio (computed on the basis of identified cost)	(158,144,980)
Accumulated distributions in excess of net investment income	(866,241)
Net unrealized appreciation from Portfolio (computed on the basis of identified cost)	49,065,917
Total	$1,767,776,372
Class A Shares
Net Assets	$1,335,995,788
Shares Outstanding	206,962,613
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$6.46
Maximum Offering Price Per Share (100 ÷ 95.25 of $6.46)	$6.78
Class B Shares
Net Assets	$189,173,496
Shares Outstanding	29,329,326
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$6.45
Class C Shares
Net Assets	$192,526,409
Shares Outstanding	29,834,540
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$6.45
Class I Shares
Net Assets	$45,622,032
Shares Outstanding	7,070,007
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$6.45
Class R Shares
Net Assets	$4,458,647
Shares Outstanding	690,904
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$6.45
On sales of $25,000 or more, the offering price of Class A shares is reduced.

Statement of Operations

For the Year Ended
October 31, 2006

Investment Income
Interest and other income allocated from Portfolio	$140,193,297
Dividends allocated from Portfolio	1,078,853
Expenses allocated from Portfolio	(10,924,484)
Net investment income from Portfolio	$130,347,666
Expenses
Trustees' fees and expenses	$5,115
Distribution and service fees Class A	3,099,267
Class B	1,916,093
Class C	1,811,891
Class R	12,334
Transfer and dividend disbursing agent fees	1,890,483
Printing and postage	259,029
Registration fees	124,330
Legal and accounting services	85,120
Custodian fee	36,734
Miscellaneous	19,776
Total expenses	$9,260,172
Net investment income	$121,087,494
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) — Investment transactions (identified cost basis)	$27,408,213
Swap contracts	435,420
Foreign currency and forward foreign currency exchange contract transactions	27,561
Net realized gain	$27,871,194
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$16,619,872
Swap contracts	(242,863)
Foreign currency and forward foreign currency exchange contracts	(42,634)
Net change in unrealized appreciation (depreciation)	$16,334,375
Net realized and unrealized gain	$44,205,569
Net increase in net assets from operations	$165,293,063

See notes to financial statements

Eaton Vance Income Fund of Boston as of October 31, 2006

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2006	Year Ended October 31, 2005
From operations — Net investment income	$121,087,494	$122,126,700
Net realized gain from investment transactions, swap contracts, and foreign currency and forward foreign currency exchange contract transactions	27,871,194	23,259,409
Net change in unrealized appreciation (depreciation) from investments, swap contracts, and foreign currency and forward foreign currency exchange contracts	16,334,375	(61,033,481)
Net increase in net assets from operations	$165,293,063	$84,352,628
Distributions to shareholders — From net investment income Class A	$(92,975,157)	$(95,924,657)
Class B	(12,942,189)	(13,898,196)
Class C	(12,227,353)	(13,392,689)
Class I	(2,903,767)	(3,286,080)
Class R	(178,915)	(75,012)
Total distributions to shareholders	$(121,227,381)	$(126,576,634)
Transactions in shares of beneficial interest — Proceeds from sale of shares Class A	$350,497,985	$316,726,705
Class B	19,828,887	38,017,392
Class C	51,215,837	57,852,081
Class I	19,939,139	17,456,476
Class R	3,224,479	1,412,165
Net asset value of shares issued to shareholders in payment of distributions declared Class A	63,409,138	62,269,407
Class B	6,452,280	6,686,568
Class C	6,342,456	6,734,231
Class I	1,768,582	1,685,105
Class R	164,076	73,854
Cost of shares redeemed Class A	(317,186,049)	(410,458,824)
Class B	(34,275,524)	(36,953,154)
Class C	(50,754,091)	(74,634,337)
Class I	(11,246,892)	(45,968,134)
Class R	(522,129)	(151,185)
Net asset value of shares exchanged Class A	3,745,153	1,547,784
Class B	(3,745,153)	(1,547,784)
Redemption Fees	22,941	59,894
Net increase (decrease) in net assets from Fund share transactions	$108,881,115	$(59,191,756)
Net increase (decrease) in net assets	$152,946,797	$(101,415,762)

Net Assets	Year Ended October 31, 2006	Year Ended October 31, 2005
At beginning of year	$1,614,829,575	$1,716,245,337
At end of year	$1,767,776,372	$1,614,829,575
Accumulated distributions in excess of net investment income included in net assets
At end of year	$(866,241)	$(3,814,633)

See notes to financial statements

Eaton Vance Income Fund of Boston as of October 31, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Year Ended October 31,		Period Ended		Year Ended September 30,
	2006(1)	2005(1)	October 31, 2004(1)(2)		2004(1)	2003(1)	2002(1)
Net asset value — Beginning of period	$6.290	$6.440	$6.370		$6.140	$5.340	$5.840
Income (loss) from operations
Net investment income	$0.477	$0.473	$0.037		$0.504	$0.527	$0.559
Net realized and unrealized gain (loss)	0.171	(0.134)	0.076		0.262	0.821	(0.436)
Total income from operations	$0.648	$0.339	$0.113		$0.766	$1.348	$0.123
Less distributions
From net investment income	$(0.478)	$(0.489)	$(0.043)		$(0.537)	$(0.549)	$(0.560)
From tax return of capital	—	—	—		—	—	(0.063)
Total distributions	$(0.478)	$(0.489)	$(0.043)		$(0.537)	$(0.549)	$(0.623)
Redemption fees	$0.000 (6)	$0.000 (6)	$0.000	(6)	$0.001	$0.001	$—
Net asset value — End of period	$6.460	$6.290	$6.440		$6.370	$6.140	$5.340
Total Return(3)	10.66%	5.37%	1.78%		12.84%	26.52%	1.69%
Ratios/Supplemental Data†
Net assets, end of period (000's omitted)	$1,335,996	$1,202,517	$1,263,810		$1,233,720	$1,096,587	$777,698
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)	1.06%	1.06%	1.10	%(5)	1.06%	1.02%	1.07%
Expenses after custodian fee reduction(4)	1.06%	1.06%	1.10	%(5)	1.06%	1.02%	1.07%
Net investment income	7.48%	7.34%	6.88	%(5)	7.93%	9.21%	9.57%
Portfolio Turnover of the Portfolio	68%	71%	5%		79%	116%	91%

†  The operating expenses of the Fund reflect reductions of the investment adviser fee. Had such actions not been taken, the ratios and net investment income per share would have been the same.

(1)  Net investment income and redemption fees per share were computed using average shares outstanding.

(2)  For the one month period ended October 31, 2004. The Fund changed its fiscal year end from September 30 to October 31.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

(5)  Annualized.

(6)  Amount represents less than $0.0005.

See notes to financial statements

Eaton Vance Income Fund of Boston as of October 31, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class B
	Year Ended October 31,			Period Ended		Year Ended September 30,
	2006(1)		2005(1)(2)	October 31, 2004(1)(2)(3)		2004(1)(2)	2003(1)(2)	2002(1)(2)(4)
Net asset value — Beginning of period	$6.280	(2)	$6.440	$6.360		$6.140	$5.340	$5.780
Income (loss) from operations
Net investment income	$0.431		$0.424	$0.034		$0.454	$0.483	$0.132
Net realized and unrealized gain (loss)	0.169		(0.144)	0.085		0.256	0.825	(0.425)
Total income (loss) from operations	$0.600		$0.280	$0.119		$0.710	$1.308	$(0.293)
Less distributions
From net investment income	$(0.430	)(2)	$(0.440)	$(0.039)		$(0.491)	$(0.508)	$(0.127)
From tax return of capital	—		—	—		—	—	(0.020)
Total distributions	$(0.430)		$(0.440)	$(0.039)		$(0.491)	$(0.508)	$(0.147)
Redemption fees	$0.000	(9)	$0.000 (9)	$0.000	(9)	$0.001	$—	$—
Net asset value — End of period	$6.450		$6.280	$6.440		$6.360	$6.140	$5.340
Total Return(5)	9.85%		4.48%	1.80%		11.96%	25.57%	(5.07)%
Ratios/Supplemental Data†
Net assets, end of period (000's omitted)	$189,173		$195,780	$194,731		$188,512	$116,449	$4,284
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(6)	1.81%		1.81%	1.85	%(7)	1.81%	1.79%	1.85	%(7)
Expenses after custodian fee reduction(6)	1.81%		1.81%	1.85	%(7)	1.81%	1.79%	1.85	%(7)
Net investment income	6.76%		6.59%	6.13	%(7)	7.13%	8.19%	8.91	%(7)
Portfolio Turnover of the Portfolio	68%		71%	5%		79%	116%	91	%(8)

†  The operating expenses of the Fund reflect reductions of the investment adviser fee. Had such actions not been taken, the ratios and net investment income per share would have been the same.

(1)  Net investment income and redemption fees per share were computed using average shares outstanding.

(2)  Per share data have been restated to reflect 1.7308294-for-1 stock split effective on November 11, 2005.

(3)  For the one month period ended October 31, 2004. The Fund changed its fiscal year end from September 30 to October 31.

(4)  For the period from the commencement of operations of Class B shares, June 20, 2002, to September 30, 2002.

(5)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(6)  Includes the Fund's shares of the Portfolio's expenses.

(7)  Annualized.

(8)  For the year ended September 30, 2002.

(9)  Amount represents less than $0.0005.

See notes to financial statements

Eaton Vance Income Fund of Boston as of October 31, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class C
	Year Ended October 31,			Period Ended		Year Ended September 30,
	2006(1)		2005(1)(2)	October 31, 2004(1)(2)(3)		2004(1)(2)	2003(1)(2)	2002(1)(2)(4)
Net asset value — Beginning of period	$6.280	(2)	$6.440	$6.370		$6.140	$5.340	$5.750
Income (loss) from operations
Net investment income	$0.430		$0.424	$0.033		$0.453	$0.482	$0.133
Net realized and unrealized gain (loss)	0.170		(0.143)	0.076		0.267	0.825	(0.398)
Total income (loss) from operations	$0.600		$0.281	$0.109		$0.720	$1.307	$(0.265)
Less distributions
From net investment income	$(0.430	)(2)	$(0.441)	$(0.039)		$(0.491)	$(0.507)	$(0.125)
From tax return of capital	—		—	—		—	—	(0.020)
Total distributions	$(0.430)		$(0.441)	$(0.039)		$(0.491)	$(0.507)	$(0.145)
Redemption fees	$0.000	(9)	$0.000 (9)	$0.000	(9)	$0.001	$—	$—
Net asset value — End of period	$6.450		$6.280	$6.440		$6.370	$6.140	$5.340
Total Return(5)	9.84%		4.40%	1.79%		12.04%	25.60%	(4.69)%
Ratios/Supplemental Data†
Net assets, end of period (000's omitted)	$192,526		$180,878	$196,062		$190,103	$118,788	$3,641
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(6)	1.81%		1.81%	1.85	%(7)	1.81%	1.79%	1.85	%(7)
Expenses after custodian fee reduction(6)	1.81%		1.81%	1.85	%(7)	1.81%	1.79%	1.85	%(7)
Net investment income	6.75%		6.59%	6.12	%(7)	7.13%	8.15%	8.97	%(7)
Portfolio Turnover of the Portfolio	68%		71%	5%		79%	116%	91	%(8)

†  The operating expenses of the Fund reflect reductions of the investment adviser fee. Had such actions not been taken, the ratios and net investment income per share would have been the same.

(1)  Net investment income and redemption fees per share were computed using average shares outstanding.

(2)  Per share data have been restated to reflect 1.7386541-for-1 stock split effective on November 11, 2005.

(3)  For the one month period ended October 31, 2004. The Fund changed its fiscal year end from September 30 to October 31.

(4)  For the period from the commencement of operations of Class C shares, June 21, 2002, to September 30, 2002.

(5)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(6)  Includes the Fund's share of the Portfolio's allocated expenses.

(7)  Annualized.

(8)  For the year ended September 30, 2002.

(9)  Amount represents less than $0.0005.

See notes to financial statements

Eaton Vance Income Fund of Boston as of October 31, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class I
	Year Ended October 31,			Period Ended		Year Ended September 30,
	2006(1)		2005(1)(2)	October 31, 2004(1)(2)(3)		2004(1)(2)	2003(1)(2)	2002(1)(2)(4)
Net asset value — Beginning of period	$6.280	(2)	$6.440	$6.360		$6.130	$5.340	$5.840
Income (loss) from operations
Net investment income	$0.492		$0.487	$0.039		$0.517	$0.540	$0.575
Net realized and unrealized gain (loss)	0.171		(0.141)	0.086		0.264	0.812	(0.438)
Total income from operations	$0.663		$0.346	$0.125		$0.781	$1.352	$0.137
Less distributions
From net investment income	$(0.493	)(2)	$(0.506)	$(0.045)		$(0.552)	$(0.562)	$(0.574)
From tax return of capital	—		—	—		—	—	(0.063)
Total distributions	$(0.493)		$(0.506)	$(0.045)		$(0.552)	$(0.562)	$(0.637)
Redemption fees	$0.000	(8)	$0.000 (8)	$0.000	(8)	$0.001	$—	$—
Net asset value — End of period	$6.450		$6.280	$6.440		$6.360	$6.130	$5.340
Total Return(5)	10.93%		5.48%	1.88%		13.20%	26.58%	1.86%
Ratios/Supplemental Data†
Net assets, end of period (000's omitted)	$45,622		$34,135	$61,409		$55,669	$34,311	$5,244
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(6)	0.81%		0.81%	0.85	%(7)	0.81%	0.80%	0.85%
Expenses after custodian fee reduction(6)	0.81%		0.81%	0.85	%(7)	0.81%	0.80%	0.85%
Net investment income	7.73%		7.55%	7.06	%(7)	8.13%	9.27%	9.82%
Portfolio Turnover of the Portfolio	68%		71%	5%		79%	116%	91%

†  The operating expenses of the Fund reflect reductions of the investment adviser fee. Had such actions not been taken, the ratios and net investment income per share would have been the same.

(1)  Net investment income and redemption fees per share were computed using average shares outstanding.

(2)  Per share data have been restated to reflect 1.1909233-for-1 stock split effective on November 11, 2005.

(3)  For the one month period ended October 31, 2004. The Fund changed its fiscal year end from September 30 to October 31.

(4)  The Fund, through its investment in the Portfolio, adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and changed its methodology for accreting market discount for certain securities. It also began amortizing market premiums on fixed-income securities using the interest method of amortization. Prior to October 1, 2001, the Portfolio did not amortize market premiums on fixed-income securities. The effect of these changes for the year ended September 30, 2002 was to decrease net investment income per share by $0.013, decrease net realized and unrealized loss per share by $0.013 and decrease the ratio of net investment income to average net assets from 10.03% to 9.82%. Per share data and ratios for the periods prior to October 1, 2001 have not been restated to reflect this change in presentation.

(5)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(6)  Includes the Fund's share of the Porfolio's allocated expenses.

(7)  Annualized.

(8)  Amount represents less than $0.0005.

See notes to financial statements

Eaton Vance Income Fund of Boston as of October 31, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class R
	Year Ended October 31,			Period Ended		Period Ended
	2006(1)		2005(1)(2)	October 31, 2004(1)(2)(3)		September 30, 2004(1)(2)(4)
Net asset value — Beginning of period	$6.280	(2)	$6.440	$6.370		$6.450
Income (loss) from operations
Net investment income	$0.457		$0.460	$0.035		$0.353
Net realized and unrealized gain (loss)	0.175		(0.147)	0.077		(0.052	)(5)
Total income from operations	$0.632		$0.313	$0.112		$0.301
Less distributions
From net investment income	$(0.462	)(2)	$(0.473)	$(0.042)		$(0.382)
Total distributions	$(0.462)		$(0.473)	$(0.042)		$(0.382)
Redemption fees	$0.000	(9)	$0.000 (9)	$0.000	(9)	$0.001
Net asset value — End of period	$6.450		$6.280	$6.440		$6.370
Total Return(6)	10.40%		4.92%	1.77%		4.87%
Ratios/Supplemental Data†
Net assets, end of period (000's omitted)	$4,459		$1,520	$233		$116
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(7)	1.30%		1.30%	1.34	%(8)	1.31	%(8)
Expenses after custodian fee reduction(7)	1.30%		1.30%	1.34	%(8)	1.31	%(8)
Net investment income	7.16%		7.18%	6.44	%(8)	7.51	%(8)
Portfolio Turnover of the Portfolio	68%		71%	5%		79	%(1)(10)

†  The operating expenses of the Fund reflect reductions of the investment adviser fee. Had such actions not been taken, the ratios and net investment income per share would have been the same.

(1)  Net investment income and redemption fees per share were computed using average shares outstanding.

(2)  Per share data have been restated to reflect 1.5508607-for-1 stock split effective on November 11, 2005.

(3)  For the one month period ended October 31, 2004. The Fund changed its fiscal year end from September 30 to October 31.

(4)  For the period from the commencement of operations of Class R shares, January 5, 2004, to September 30, 2004.

(5)  The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(6)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(7)  Includes the Fund's share of the Portfolio's allocated expenses.

(8)  Annualized.

(9)  Amount represents less than $0.0005.

(10)  For the year ended September 30, 2004.

See notes to financial statements

Eaton Vance Income Fund of Boston as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Income Fund of Boston (the Fund), is a series of Eaton Vance Series Trust II (the Trust), a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as an open-end, management investment company. The Fund offers five classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase; Class B, Class C, Class I and Class R shares are sold at net asset value and Class B and Class C shares are subject to a contingent deferred sales charge (See Note 6). Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class' paid shares to the total value of all paid shares. Each class of shares differs in its distribution and service plans and certain other class specific expenses. The Trustees have adopted a conversion feature pursuant to which Class B shares of the Fund automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus. The Fund invests all of its investable assets in interests in the Boston Income Portfolio (the Portfolio), a New York Trust, having the same investment objective and policies as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (94.4% at October 31, 2006). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuations — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund's net investment income or loss consists of the Fund's pro rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders, each year, substantially all of its net investment income and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At October 31, 2006, the Fund, for federal income tax purposes, had a capital loss carryover of $158,431,176 which will reduce the Fund's taxable income arising from future net realized gain on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryover will expire on October 31, 2009 ($102,121,033) and October 31, 2010 ($56,310,143), respectively. During the period from November 1, 2005 to October 31, 2006, capital loss carryovers of $24,929,417 were utilized to offset net realized gains.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian of the Fund. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Fund maintains with IBT. All credit balances used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

Eaton Vance Income Fund of Boston as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

H  Redemption Fees — Upon the redemption or exchange of shares held by Class A, Class I and Class R shareholders within 90 days of the settlement of the purchase, a fee of 1% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

I  Other — Investment transactions are accounted for on the date the securities are purchased or sold. Dividends to shareholders are recorded on the ex-dividend date.

2  Distributions to Shareholders

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are ordinarily paid monthly. Distributions of allocated realized capital gains, if any, (reduced by any available capital loss carryforwards from prior years) are made at least annually. Shareholders may reinvest all distributions in additional shares of the Fund at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares of the Fund or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. These differences relate primarily to the method of amortizing premiums.

The tax character of distributions declared for the years ended October 31, 2006 and October 31, 2005 was as follows:

	Year Ended October 31,
	2006	2005
Distributions declared from:

Ordinary Income	$121,227,381	$126,576,634

During year ended October 31, 2006, accumulated distributions in excess of net investment income was decreased by $3,088,279, accumulated net realized loss was increased by $2,524,058 and paid-in-capital was decreased by $564,221 due to differences between book and tax accounting for currency transactions and amortization/accretion and accounting for swaps. This change had no effect on net assets or net asset value per share.

At October 31, 2006, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$2,928,233
Capital loss carryforward	$(158,431,176)

The differences between components of distributable earnings (accumulated loss) on a tax basis and the amounts reflected in the statement of assets and liabilities are primarily due to differences in book and tax policies for wash sales, the timing of recognizing distributions to shareholders, and accounting for swaps.

3  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2006	2005
Sales	54,928,027	49,060,889
Issued to shareholders electing to receive payments of distributions in Fund shares	9,931,477	9,687,709
Redemptions	(49,776,966)	(63,817,524)
Exchange from Class B shares	587,340	239,802
Net increase (decrease)	15,669,878	(4,829,124)
	Year Ended October 31,
Class B	2006	2005(1)
Sales	3,114,174	5,875,267
Issued to shareholders electing to receive payments of distributions in Fund shares	1,011,691	1,041,302
Redemptions	(5,382,340)	(5,751,814)
Exchange to Class A shares	(587,733)	(240,330)
Net increase (decrease)	(1,844,208)	924,425
	Year Ended October 31,
Class C	2006	2005(2)
Sales	8,027,472	8,945,368
Issued to shareholders electing to receive payments of distributions in Fund shares	993,568	1,047,819
Redemptions	(7,972,824)	(11,646,112)
Net increase (decrease)	1,048,216	(1,652,925)

Eaton Vance Income Fund of Boston as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

	Year Ended October 31,
Class I	2006	2005(3)
Sales	3,121,889	2,691,462
Issued to shareholders electing to receive payments of distributions in Fund shares	277,098	262,015
Redemptions	(1,761,845)	(7,055,912)
Net increase (decrease)	1,637,142	(4,102,435)
	Year Ended October 31,
Class R	2006	2005(4)
Sales	505,231	217,759
Issued to shareholders electing to receive payments of distributions in Fund shares	25,683	11,551
Redemptions	(81,839)	(23,665)
Net increase	449,075	205,645

(1)  Transactions have been restated or adjusted to reflect the effects of a 1.7308294 -for-1 stock split effective on November 11, 2005.

(2)  Transactions have been restated or adjusted to reflect the effects of a 1.7386541 -for-1 stock split effective on November 11, 2005.

(3)  Transactions have been restated or adjusted to reflect the effects of a 1.1909233 -for-1 stock split effective on November 11, 2005.

(4)  Transactions have been restated or adjusted to reflect the effects of a 1.5508607 -for-1 stock split effective on November 11, 2005.

Redemptions or exchanges of Class A, Class I and Class R shares made within 90 days of the settlement of the purchase are subject to a redemption fee equal to 1% of the amount redeemed. For the year ended October 31, 2006, the Fund received $22,941 in redemption fees.

4  Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator of the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Except as to Trustees of the Fund and Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee earned by BMR. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. For the year ended October 31, 2006 EVM received $126,281 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received approximately $147,747 as its portion of the sales charge on sales of Class A shares during the year ended October 31, 2006.

Certain officers and Trustees of the Fund and of the Portfolio are officers of the above organizations.

5  Distribution Plans

Class A has in effect a distribution plan pursuant to Rule 12b-1 under the Investment company Act of 1940 (Class A Plan). The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% of the Fund's average daily net assets attributable to Class A shares for each fiscal year for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued for the year ended October 31, 2006 amounted to $3,099,267 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan), Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1, the Class B and Class C Plans require the Fund to pay EVD amounts equal to 1/365 of 0.75% of the Fund's average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts therefore paid to EVD by each respective class. The Fund paid or accrued $1,437,070 and $1,358,918 for Class B and Class C shares, respectively, to or payable to EVD for the year ended October 31, 2006, representing 0.75% of the average daily net assets for Class B and Class C shares. At October 31, 2006, the amount of Uncovered Distribution Charges of EVD calculated under the Plans was approximately $7,817,000 and $14,781,000 for Class B and Class C shares, respectively. The Class R Plan provides for the Fund to pay EVD an amount equal to 0.50% of the Fund's average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% of average daily net assets

Eaton Vance Income Fund of Boston as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

attributable to Class R shares. For the year ended October 31, 2006 the Fund paid or accrued $6,167 for Class R shares to or payable to EVD, representing 0.25% of the average daily net assets for Class R shares. The Class B, Class C and Class R Plans also authorize the Fund to make payments of service fees to EVD, investment dealers, and other persons in an amount not exceeding 0.25% annually of the average daily net assets attributable to that Class. Service fees are paid for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the Class B and C sales commissions and distribution fees and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees for year ended October 31, 2006 amounted to $479,023, $452,973 and $6,167 for Class B, Class C and Class R shares, respectively.

6  Contingent Deferred Sales Charge

Effective September 15, 2006, all purchases of Class A shares of $1 million or more will be subject to a 1% contingent deferred sales charge (CDSC) in the event of redemption within 18 months of purchase. Prior to September 15, 2006, Class A shares purchased at net asset value in amounts of $1 million or more (other than shares purchased in a single transaction of $5 million or more) were subject to a 1% CDSC if redeemed within 12 months of purchase. A CDSC generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. The Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Distribution Plan (see Note 5). CDSC charges received when no Uncovered Distribution Charges exist will be retained by the Fund. The Fund was informed that EVD received approximately $7,000, $656,000 and $22,000 of CDSC paid by shareholders for redemptions of Class A shares, Class B shares and Class C shares, respectively, for the year ended October 31, 2006.

7  Investment Transactions

Increases and decreases in the Fund's investment in the Portfolio aggregated $445,911,763 and $470,502,613 respectively, for the year ended October 31, 2006.

8  Stock Split

On October 17, 2005, the Trustees of the Fund approved a 1.7308294-for-1 stock split for Class B shares, a 1.7386541-for-1 stock split for Class C shares, a 1.1909233-for-1 stock split for Class I shares, and a 1.5508607-for-1 stock split for Class R shares, effective November 11, 2005. The stock split had no impact on the overall value of a shareholder's investment in the Fund.

9  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, ("FIN 48") "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, ("FAS 157") "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

Eaton Vance Income Fund of Boston as of October 31, 2006

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders
of Eaton Vance Income Fund of Boston:

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Eaton Vance Income Fund of Boston, a series of Eaton Vance Series Trust II (the "Fund") at October 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 27, 2006

Boston Income Portfolio as of October 31, 2006

PORTFOLIO OF INVESTMENTS

Senior, Floating Rate Interests — 5.0%(1)
Security	Principal Amount	Value
Broadcasting — 0.8%
Hit Entertainment, Inc., Term Loan, 10.83%, Maturing 2/26/13	$13,910,000	$14,049,100
		$14,049,100
Business Equipment and Services — 1.4%
Nielsen Finance LLC, Term Loan, 8.19%, Maturing 8/9/13	$27,000,000	$27,128,682
		$27,128,682
Forest Products — 1.4%
Georgia Pacific Corp., Term Loan 8.39%, Maturing 12/23/13	$26,000,000	$26,364,598
		$26,364,598
Gaming — 0.5%
BLB Worldwide Holdings, Term Loan, 9.70%, Maturing 7/18/12	$8,520,000	$8,642,475
		$8,642,475
Technology — 0.2%
Sanmina-Sci Corp., Term Loan, 7.88%, Maturing 1/31/08	$4,000,000	$4,014,000
		$4,014,000
Textiles / Apparel — 0.7%
Hanesbrands, Inc., Bridge Loan, 9.65%, Maturing 9/5/07	$13,500,000	$13,516,875
		$13,516,875
Total Senior, Floating Rate Interests (identified cost, $92,832,493)		$93,715,730
Corporate Bonds & Notes — 82.1%
Security	Principal Amount (000's omitted)	Value
Aerospace — 0.4%
Argo Tech Corp., Sr. Notes, 9.25%, 6/1/11	$2,770	$2,887,725

Security	Principal Amount (000's omitted)	Value
Aerospace (continued)
Armor Holdings, Inc., Sr. Sub. Notes, 8.25%, 8/15/13	$2,410	$2,506,400
DRS Technologies, Inc., Sr. Sub. Notes, 7.625%, 2/1/18	1,440	1,479,600
		$6,873,725
Air Transportation — 0.1%
Continental Airlines, 7.033%, 6/15/11	$2,274	$2,223,782
		$2,223,782
Automotive & Auto Parts — 5.5%
Altra Industrial Motion, Inc., 9.00%, 12/1/11	$4,135	$4,238,375
Commercial Vehicle Group, Inc., Sr. Notes, 8.00%, 7/1/13	1,800	1,755,000
Ford Motor Credit Co., 6.625%, 6/16/08	4,060	3,984,849
Ford Motor Credit Co., 7.375%, 10/28/09	14,920	14,532,229
Ford Motor Credit Co., 7.875%, 6/15/10	7,085	6,918,970
Ford Motor Credit Co., Sr. Notes, 9.875%, 8/10/11	13,925	14,402,502
Ford Motor Credit Co., Variable Rate, 8.466%, 11/2/07	17,775	18,026,267
General Motors Acceptance Corp., 5.125%, 5/9/08	3,555	3,492,713
General Motors Acceptance Corp., 5.85%, 1/14/09	1,815	1,790,425
General Motors Acceptance Corp., 7.00%, 2/1/12	710	715,597
General Motors Acceptance Corp., 8.00%, 11/1/31	16,260	17,470,898
Tenneco Automotive, Inc., Series B, 10.25%, 7/15/13	7,195	7,914,500
Tenneco Automotive, Inc., Sr. Sub. Notes, 8.625%, 11/15/14	4,385	4,439,812
TRW Automotive, Inc., Sr. Sub. Notes, 11.00%, 2/15/13	2,125	2,342,812
United Components, Inc., Sr. Sub. Notes, 9.375%, 6/15/13	1,895	1,923,425
Venture Holding Trust, Sr. Notes, 9.50%, 2/1/07(2)	3,683	18,415
		$103,966,789

See notes to financial statements

Boston Income Portfolio as of October 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Security	Principal Amount (000's omitted)	Value
Broadcasting — 1.4%
Rainbow National Services, LLC, Sr. Notes, 8.75%, 9/1/12(3)	$2,855	$3,015,594
Rainbow National Services, LLC, Sr. Sub. Debs., 10.375%, 9/1/14(3)	10,985	12,275,737
Sinclair Broadcast, 4.875%, 7/15/18	1,585	1,438,387
Sirius Satellite Radio, Sr. Notes, 9.625%, 8/1/13	9,355	9,167,900
		$25,897,618
Brokers / Dealers / Investment Houses — 0.5%
Residential Capital Corp., Sub. Notes, Variable Rate, 7.204%, 4/17/09(3)	$9,095	$9,116,573
		$9,116,573
Building and Development — 0.4%
Mueller Group, Inc., Sr. Sub. Notes, 10.00%, 5/1/12	$2,285	$2,502,075
Mueller Holdings, Inc., Disc. Notes, 14.75%, (0.00% until 2009), 4/15/14	3,644	3,224,940
Stanley-Martin Co., 9.75%, 8/15/15	1,415	1,128,462
		$6,855,477
Building Materials — 2.9%
Dayton Superior Corp., Sr. Notes, 10.75%, 9/15/08	$1,005	$1,045,200
General Cable Corp., Sr. Notes, 9.50%, 11/15/10	3,760	4,023,200
Goodman Global Holdings, Inc., Sr. Notes, Variable Rate, 8.329%, 6/15/12	5,711	5,810,942
Interface, Inc., Sr. Sub. Notes, 9.50%, 2/1/14	965	1,006,012
Interline Brands, Inc., Sr. Sub. Notes, 8.125%, 6/15/14	2,520	2,589,300
Masonite Corp., Sr. Sub. Notes, 11.00%, 4/6/15(3)	5,350	4,841,750
Nortek, Inc., Sr. Sub. Notes, 8.50%, 9/1/14	15,935	15,297,600
Panolam Industries International, Sr. Sub. Notes, 10.75%, 10/1/13(3)	5,670	5,811,750
RMCC Acquisition Co., Sr. Sub. Notes, 10.00%, 11/1/12(3)	13,310	13,842,400
		$54,268,154
Business Equipment and Services — 0.2%
Affinion Group, Inc., 10.125%, 10/15/13	$1,800	$1,917,000
Affinion Group, Inc., 11.50%, 10/15/15	2,520	2,639,700
		$4,556,700

Security	Principal Amount (000's omitted)	Value
Cable and Satellite Television — 0.3%
CCH I, LLC/CCH I Capital Co., 11.00%, 10/1/15	$1,865	$1,806,719
Mediacom Broadband Corp., LLC, Sr. Notes, 8.50%, 10/15/15(3)	4,775	4,792,906
		$6,599,625
Cable / Satellite TV — 4.1%
Adelphia Communications, Sr. Notes 10.25%, 11/1/06(2)	$5,085	$3,940,875
Adelphia Communications, Sr. Notes, Series B, 9.25%, 10/1/32(2)	8,160	6,324,000
Cablevision Systems Corp., Sr. Notes, Series B, Variable Rate, 9.87%, 4/1/09	8,030	8,451,575
CCO Holdings, LLC / CCO Capital Corp., Sr. Notes, 8.75%, 11/15/13	19,005	19,432,612
Charter Communication Holdings, LLC, Sr. Notes, 8.25%, 4/1/07	2,260	2,271,300
CSC Holdings, Inc., Series B, 8.125%, 8/15/09	2,495	2,585,444
CSC Holdings, Inc., Sr. Notes, 7.25%, 7/15/08	3,765	3,826,181
CSC Holdings, Inc., Sr. Notes, 7.875%, 12/15/07	15	15,244
CSC Holdings, Inc., Sr. Notes, 8.125%, 7/15/09	415	430,044
CSC Holdings, Inc., Sr. Notes, Series B, 7.625%, 4/1/11	615	623,456
Insight Communications, Sr. Disc. Notes, 12.25%, 2/15/11	20,845	22,043,587
Kabel Deutschland GMBH, 10.625%, 7/1/14(3)	4,005	4,350,431
National Cable, PLC, 8.75%, 4/15/14	2,575	2,719,844
		$77,014,593
Chemicals — 4.3%
BCP Crystal Holdings Corp., Sr. Sub. Notes, 9.625%, 6/15/14	$4,924	$5,428,710
Crystal US Holdings / US Holdings 3, LLC, Sr. Disc. Notes, Series B, 10.50%, (0.00% until 2009) 10/1/14	6,077	5,135,065
Equistar Chemical, Sr. Notes, 10.625%, 5/1/11	14,675	15,775,625
Hexion U.S. Finance/Nova Scotia Finance, 9.00%, 7/15/14	2,540	2,870,200
Huntsman International LLC, Sr. Notes, 9.875%, 3/1/09	1,236	1,286,985
IMC Global, Inc., Sr. Notes, 10.875%, 8/1/13	7,065	8,080,594

See notes to financial statements

Boston Income Portfolio as of October 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Security	Principal Amount (000's omitted)	Value
Chemicals (continued)
Ineos Group Holdings PLC, 8.50%, 2/15/16(3)	$9,780	$9,462,150
Koppers, Inc., 9.875%, 10/15/13	51	55,335
Lyondell Chemical Co., 11.125%, 7/15/12	1,655	1,799,812
Millennium America, Inc., 9.25%, 6/15/08	2,000	2,070,000
Nova Chemicals Corp., Sr. Notes, Variable Rate, 8.405%, 11/15/13	3,525	3,604,312
OM Group, Inc., 9.25%, 12/15/11	13,060	13,680,350
Polyone Corp., Sr. Notes, 8.875%, 5/1/12	1,095	1,116,900
Polyone Corp., Sr. Notes, 10.625%, 5/15/10	5,095	5,489,862
Reichhold Industries, Inc., Sr. Notes, 9.00%, 8/15/14(3)	2,565	2,565,000
Rockwood Specialties Group, Sr. Sub. Notes, 10.625%, 5/15/11	1,797	1,936,267
		$80,357,167
Conglomerates — 0.8%
Amsted Industries, Inc., Sr. Notes, 10.25%, 10/15/11(3)	$14,725	$15,903,000
		$15,903,000
Containers — 0.7%
Intertape Polymer US, Inc., Sr. Sub. Notes, 8.50%, 8/1/14	$5,160	$4,669,800
Pliant Corp. (PIK), 11.85%, 6/15/09	7,496	8,179,227
		$12,849,027
Containers and Glass Products — 0.3%
Berry Plastics Holding Corp., 8.875%, 9/15/14(3)	$2,930	$2,973,950
Berry Plastics Holding Corp., Variable Rate, 9.265%, 9/15/14(3)	2,200	2,235,750
		$5,209,700
Cosmetics / Toiletries — 0.2%
Jafra Cosmetics/Distribution, Sr. Sub. Notes, 10.75%, 5/15/11	$1,385	$1,494,069
Samsonite Corp., Sr. Sub. Notes, 8.875%, 6/1/11	1,710	1,799,775
		$3,293,844
Ecological Services and Equipment — 0.4%
Waste Services, Inc., Sr. Sub. Notes, 9.50%, 4/15/14	$7,240	$7,457,200
		$7,457,200

Security	Principal Amount (000's omitted)	Value
Electronics / Electrical — 0.5%
NXP BV/NXP Funding, LLC, Sr. Notes, 9.50%, 10/15/15(3)	$9,200	$9,326,500
		$9,326,500
Energy — 5.8%
Allis-Chalmers Energy, Inc., Sr. Notes, 9.00%, 1/15/14(3)	$8,225	$8,245,562
Clayton Williams Energy, Inc., 7.75%, 8/1/13	2,150	1,994,125
Copano Energy, LLC, Sr. Notes, 8.125%, 3/1/16	1,240	1,267,900
El Paso Corp., Sr. Notes, 9.625%, 5/15/12	3,800	4,237,000
El Paso Production Holding Co., 7.75%, 6/1/13	830	854,900
Encore Acquisition Co., Sr. Sub. Notes, 7.25%, 12/1/17	2,855	2,762,212
Giant Industries, 8.00%, 5/15/14	3,750	4,078,125
Inergy L.P. / Finance, Sr. Notes, 6.875%, 12/15/14	6,735	6,549,787
Kinder Morgan Finance Co., 5.35%, 1/5/11	5,445	5,322,820
Northwest Pipeline Corp., 8.125%, 3/1/10	2,490	2,589,600
Ocean Rig Norway AS, Sr. Notes, 8.375%, 7/1/13(3)	3,680	3,896,200
Parker Drilling Co., Sr. Notes, 9.625%, 10/1/13	1,435	1,567,737
Petrobras International Finance Co., 7.75%, 9/15/14	885	985,447
Petrohawk Energy Corp., Sr. Notes, 9.125%, 7/15/13(3)	15,010	15,385,250
Premcor Refining Group, Sr. Notes, 9.50%, 2/1/13	4,775	5,188,687
Quicksilver Resources, Inc., 7.125%, 4/1/16	3,975	3,776,250
Ram Energy, Inc., Sr. Notes, 11.50%, 2/15/08	3,459	3,580,065
Semgroup L.P., Sr. Notes, 8.75%, 11/15/15(3)	10,225	10,352,812
Sesi, LLC, Sr. Notes, 6.875%, 6/1/14(3)	1,150	1,147,125
Southern Natural Gas, 8.00%, 3/1/32	3,345	3,768,347
Southern Natural Gas, 8.875%, 3/15/10	1,180	1,245,482
Stewart & Stevenson, LLC, Sr. Notes, 10.00%, 7/15/14(3)	3,600	3,663,000
United Refining Co., Sr. Notes, 10.50%, 8/15/12	11,010	11,505,450
VeraSun Energy Corp., 9.875%, 12/15/12(3)	5,450	5,749,750
		$109,713,633
Entertainment / Film — 0.9%
AMC Entertainment, Inc., Sr. Sub. Notes, 9.875%, 2/1/12	$8,275	$8,595,656
AMC Entertainment, Inc., Variable Rate, 9.655%, 8/15/10	1,065	1,104,937
Marquee Holdings, Inc., Sr. Disc. Notes, 12.00%, (0.00% until 2009) 8/15/14	9,335	7,351,312
		$17,051,905

See notes to financial statements

Boston Income Portfolio as of October 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Security	Principal Amount (000's omitted)	Value
Food & Drug Retail — 1.6%
Rite Aid Corp., 6.125%, 12/15/08	$18,590	$18,218,200
Rite Aid Corp., 7.125%, 1/15/07	5,680	5,715,500
Rite Aid Corp., 8.125%, 5/1/10	5,405	5,486,075
		$29,419,775
Food Products — 0.1%
Nutro Products, Inc., Sr. Notes, Variable Rate,
9.40%, 10/15/13(3)	$1,455	$1,502,287
		$1,502,287
Food Service — 0.9%
Buffets, Inc., 12.50%, 11/1/14(3)	$4,465	$4,509,650
EPL Finance Corp., Sr. Notes, 11.75%, 11/15/13(3)	4,665	4,991,550
NPC International, Inc., Sr. Sub. Notes, 9.50%, 5/1/14(3)	7,050	7,173,375
		$16,674,575
Food / Beverage / Tobacco — 1.3%
ASG Consolidated, LLC / ASG Finance, Inc., Sr. Disc. Notes,11.50%, (0.00% until 2008) 11/1/11	$9,285	$8,147,587
Pierre Foods, Inc., Sr. Sub. Notes, 9.875%, 7/15/12	5,085	5,212,125
Pinnacle Foods Holdings Corp., Sr. Sub. Notes, 8.25%, 12/1/13	11,070	11,153,025
		$24,512,737
Food / Drug Retailers — 0.1%
General Nutrition Centers, Inc., 8.625%, 1/15/11	$1,770	$1,836,375
		$1,836,375
Forest Products — 2.1%
Domtar, Inc., 7.125%, 8/1/15	$6,590	$6,326,400
Georgia-Pacific Corp., 9.50%, 12/1/11	5,520	6,030,600
JSG Funding PLC, Sr. Notes, 9.625%, 10/1/12	11,075	11,781,031
NewPage Corp., 10.00%, 5/1/12	7,450	7,841,125
NewPage Corp., Variable Rate, 11.739%, 5/1/12	2,585	2,804,725
Stone Container Corp., 7.375%, 7/15/14	4,290	3,962,887
		$38,746,768
Gaming — 6.1%
CCM Merger, Inc., 8.00%, 8/1/13(3)	$4,915	$4,761,406
Chukchansi EDA, Sr. Notes, Variable Rate, 8.78%, 11/15/12(3)	5,045	5,246,800

Security	Principal Amount (000's omitted)	Value
Gaming (continued)
Eldorado Casino Shreveport (PIK), 10.00%, 8/1/12	$733	$699,688
Galaxy Entertainment Finance, 9.875%, 12/15/12(3)	8,710	9,254,375
Galaxy Entertainment Finance, Variable Rate, 10.42%, 12/15/10(3)	4,100	4,340,875
Greektown Holdings, LLC, Sr. Notes, 10.75%, 12/1/13(3)	3,645	3,872,812
Inn of the Mountain Gods, Sr. Notes, 12.00%, 11/15/10	7,545	8,110,875
Las Vegas Sands Corp., 6.375%, 2/15/15	5,565	5,258,925
Majestic HoldCo, LLC, (0.00% until 2008), 12.50%, (0.00% until 2008) 10/15/11(3)	3,390	2,203,500
Majestic Star Casino, LLC, 9.50%, 10/15/10	2,810	2,852,150
Majestic Star Casino, LLC, 9.75%, 1/15/11	3,450	3,174,000
Mohegan Tribal Gaming Authority, Sr. Sub. Notes, 8.00%, 4/1/12	2,275	2,383,062
OED Corp./Diamond Jo, LLC, 8.75%, 4/15/12	8,790	8,822,962
San Pasqual Casino, 8.00%, 9/15/13(3)	5,620	5,760,500
Station Casinos, Inc., 7.75%, 8/15/16	2,415	2,493,487
Station Casinos, Inc., Sr. Notes, 6.00%, 4/1/12	1,800	1,725,750
Trump Entertainment Resorts, Inc., 8.50%, 6/1/15	24,085	23,693,619
Tunica-Biloxi Gaming Authority, Sr. Notes, 9.00%, 11/15/15(3)	6,105	6,333,938
Waterford Gaming, LLC, Sr. Notes, 8.625%, 9/15/12(3)	11,531	12,280,515
Wynn Las Vegas, LLC/Corp., 6.625%, 12/1/14	1,040	1,024,400
		$114,293,639
Healthcare — 4.8%
Accellent, Inc., 10.50%, 12/1/13	$7,915	$8,310,750
AMR HoldCo, Inc./EmCare HoldCo, Inc., Sr. Sub. Notes, 10.00%, 2/15/15	7,160	7,714,900
CDRV Investors, Inc., Sr. Disc. Notes, 9.625%, (0.00% until 2010) 1/1/15	6,135	4,785,300
Concentra Operating Corp., Sr. Notes, 9.50%, 8/15/10	1,595	1,674,750
Concerta Operating Corp., 9.125%, 6/1/12	1,090	1,144,500
Encore Medical IHC, Inc., 9.75%, 10/1/12	5,105	5,755,888
HCA, Inc., 8.75%, 9/1/10	820	830,250
Inverness Medical Innovations, Inc., Sr. Sub. Notes, 8.75%, 2/15/12	4,820	4,771,800
Multiplan, Inc., Sr. Sub. Notes, 10.375%, 4/15/16(3)	7,560	7,597,800
National Mentor Holdings, Inc., Sr. Sub. Notes, 11.25%, 7/1/14(3)	3,630	3,829,650
Res-Care, Inc., Sr. Notes, 7.75%, 10/15/13	3,575	3,575,000

See notes to financial statements

Boston Income Portfolio as of October 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Security	Principal Amount (000's omitted)	Value
Healthcare (continued)
Service Corp. International, Sr. Notes, 7.625%, 10/1/18(3)	$4,185	$4,321,013
Service Corp. International, Sr. Notes, 8.00%, 6/15/17(3)	5,065	4,913,050
Triad Hospitals, Inc., Sr. Notes, 7.00%, 5/15/12	3,620	3,610,950
Triad Hospitals, Inc., Sr. Sub. Notes, 7.00%, 11/15/13	4,315	4,217,913
US Oncology, Inc., 9.00%, 8/15/12	3,455	3,597,519
US Oncology, Inc., 10.75%, 8/15/14	8,635	9,541,675
VWR International, Inc., Sr. Sub. Notes, 8.00%, 4/15/14	8,670	8,951,775
		$89,144,483
Home Furnishings — 0.1%
Steinway Musical Instruments, Sr. Notes, 7.00%, 3/1/14(3)	$2,905	$2,861,425
		$2,861,425
Industrial Equipment — 2.1%
Case New Holland, Inc., Sr. Notes, 7.125%, 3/1/14	$10,835	$10,970,438
Case New Holland, Inc., Sr. Notes, 9.25%, 8/1/11	12,145	12,949,606
Chart Industries, Inc., Sr. Sub. Notes, 9.125%, 10/15/15(3)	3,575	3,753,750
Dresser, Inc., 10.125%, 4/15/11	10,965	11,431,013
Manitowoc Co., Inc. (The), 10.50%, 8/1/12	767	832,195
		$39,937,002
Leisure — 3.1%
HRP Myrtle Beach Capital Corp., Sr. Notes, (PIK), 14.50%, 4/1/14(3)	$4,007	$4,237,278
HRP Myrtle Beach Operations, LLC/HRP Myrtle Beach Capital Corp., 12.50%, 4/1/13(3)	3,635	3,644,088
HRP Myrtle Beach Operations, LLC/HR Myrtle Beach Capital Corp., Variable Rate, 10.12%, 4/1/12(3)	6,665	6,681,663
Six Flags Theme Parks, Inc., Sr. Notes, 9.625%, 6/1/14	8,315	7,649,800
Universal City Developement Partners, Sr. Notes, 11.75%, 4/1/10	19,730	21,357,725
Universal City Florida Holdings, Sr. Notes, Variable Rate, 10.239%, 5/1/10	14,350	14,834,313
		$58,404,867

Security	Principal Amount (000's omitted)	Value
Lodging and Casinos — 0.3%
Host Hotels & Resorts L.P., Sr. Notes, 6.875%, 11/1/14(3)	$3,705	$3,732,788
Turning Stone Resort Casinos, Sr. Notes, 9.125%, 9/15/14(3)	1,470	1,503,075
		$5,235,863
Metals / Mining — 0.7%
Alpha Natural Resources, Sr. Notes, 10.00%, 6/1/12	$2,155	$2,327,400
FMG Finance PTY, Ltd., 10.625%, 9/1/16(3)	3,650	3,613,500
Novelis, Inc., Sr. Notes, 8.25%, 2/15/15(3)	7,420	7,123,200
		$13,064,100
Publishing / Printing — 2.3%
American Media Operations, Inc., Series B, 10.25%, 5/1/09	$10,326	$9,835,515
CBD Media, Inc., Sr. Sub. Notes, 8.625%, 6/1/11	2,125	2,138,281
Dex Media West, LLC, Sr. Sub. Notes, 9.875%, 8/15/13	7,072	7,717,320
Houghton Mifflin Co., Sr. Sub. Notes, 9.875%, 2/1/13	10,945	11,779,556
MediaNews Group, Inc., Sr. Sub. Notes, 6.875%, 10/1/13	1,815	1,694,756
R.H. Donnelley Corp., Sr. Disc. Notes, 6.875%, 1/15/13	3,805	3,600,481
R.H. Donnelley Corp., Sr. Disc. Notes, 6.875%, 1/15/13	6,865	6,496,006
		$43,261,915
Radio and Television — 2.5%
Advanstar Communications, Sr. Sub. Notes, Series B, 12.00%, 2/15/11	$2,000	$2,107,500
Advanstar Communications, Inc., 10.75%, 8/15/10	14,835	16,040,344
CanWest Media, Inc., 8.00%, 9/15/12	19,247	19,559,304
Lamar Media Corp., Sr. Sub. Notes, 6.625%, 8/15/15(3)	2,545	2,462,288
LBI Media, Inc., 10.125%, 7/15/12	3,025	3,232,969
LBI Media, Inc., Sr. Disc. Notes, 11.00%, (0.00% until 2008), 10/15/13	3,320	2,826,150
XM Satellite Radio, Inc., 9.75%, 5/1/14	740	706,700
		$46,935,255
Rail Industries — 0.1%
Kansas City Southern Railway, 9.50%, 10/1/08	$1,780	$1,880,125
		$1,880,125

See notes to financial statements

Boston Income Portfolio as of October 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Security	Principal Amount (000's omitted)	Value
Railroad — 0.7%
TFM SA de C.V., Sr. Notes, 9.375%, 5/1/12	$8,830	$9,470,175
TFM SA de C.V., Sr. Notes, 12.50%, 6/15/12	2,735	3,008,500
		$12,478,675
Retailers (Except Food and Drug) — 0.6%
Amscan Holdings, Inc., Sr. Sub. Notes, 8.75%, 5/1/14	$3,210	$3,049,500
Bon-Ton Department Stores, Inc., 10.25%, 3/15/14	6,255	6,372,281
Toys "R" Us, 7.375%, 10/15/18	1,890	1,422,225
		$10,844,006
Services — 3.3%
Education Management, LLC, Sr. Notes, 8.75%, 6/1/14(3)	$5,215	$5,371,450
Education Management, LLC, Sr. Sub. Notes, 10.25%, 6/1/16(3)	7,285	7,594,613
Hertz Corp., Sr. Sub. Notes, 8.875%, 1/1/14(3)	9,700	10,185,000
Hydrochem Industrial Services, Inc., Sr. Sub Notes, 9.25%, 2/15/13(3)	4,410	4,398,975
Knowledge Learning Center, Sr. Sub. Notes, 7.75%, 2/1/15(3)	3,695	3,519,488
Muzak, LLC / Muzak Finance, Sr. Notes, 10.00%, 2/15/09	2,950	2,673,438
Norcross Safety Products, LLC/Norcross Capital Corp., Sr. Sub. Notes, Series B, 9.875%, 8/15/11	6,635	7,066,275
Safety Products Holdings, Inc. Sr. Notes (PIK), 11.75%, 1/1/12	10,899	11,395,099
United Rentals North America, Inc., 6.50%, 2/15/12	8,080	7,918,400
West Corp., Sr. Sub. Notes, 11.00%, 10/15/16(3)	1,110	1,118,325
		$61,241,063
Steel — 0.9%
AK Steel Corp., 7.875%, 2/15/09	$4,380	$4,418,325
Ispat Inland ULC, Sr. Notes, 9.75%, 4/1/14	3,829	4,294,239
RathGibson, Inc., Sr. Notes, 11.25%, 2/15/14(3)	7,875	8,229,375
		$16,941,939
Super Retail — 3.4%
Autonation, Inc., Variable Rate, 7.374%, 4/15/13	$2,540	$2,571,750
GameStop Corp., 8.466%, 10/1/12	26,110	27,219,675
GameStop Corp., Variable Rate, 9.247%, 10/1/11	8,785	9,180,325
Michaels Stores, Inc., Sr. Notes, 10.00%, 11/1/14(3)	4,445	4,478,338

Security	Principal Amount (000's omitted)	Value
Super Retail (continued)
Michaels Stores, Inc., Sr. Sub. Notes, 11.375%, 11/1/16(3)	$3,720	$3,752,550
Neiman Marcus Group, Inc., 9.00%, 10/15/15	8,820	9,503,550
Neiman Marcus Group, Inc., 10.375%, 10/15/15	5,740	6,306,825
		$63,013,013
Surface Transport — 0.3%
H-Lines Finance Holding Corp., Sr. Disc. Notes, 11.00%, (0.00% until 2008) 4/1/13	$2,583	$2,344,073
Horizon Lines, LLC, 9.00%, 11/1/12	3,787	3,976,350
		$6,320,423
Technology — 1.9%
Activant Solutions, Inc., Sr. Sub. Notes, 9.50%, 5/1/16(3)	$1,810	$1,692,350
Avago Technologies Finance, Sr. Notes, 10.125%, 12/1/13(3)	2,525	2,689,125
CPI Holdco, Inc., Sr. Notes, Variable Rate, 11.298%, 2/1/15	2,250	2,351,250
Sungard Data Systems, Inc., 9.125%, 8/15/13	4,975	5,186,438
Sungard Data Systems, Inc., 10.25%, 8/15/15	998	1,050,395
Sungard Data Systems, Inc., Variable Rate, 9.973%, 8/15/13	2,030	2,121,350
UGS Corp., 10.00%, 6/1/12	19,710	21,385,350
		$36,476,258
Telecommunications — 6.8%
Alamosa Delaware, Inc., Sr. Notes, 11.00%, 7/31/10	$13,010	$14,199,699
Centennial Cellular Operating Co. / Centennial Communication Corp., Sr. Notes, 10.125%, 6/15/13	5,490	5,915,475
Digicel Ltd., Sr. Notes, 9.25%, 9/1/12(3)	5,375	5,603,438
Intelsat Bermuda Ltd., 9.25%, 6/15/16(3)	6,130	6,574,425
Intelsat Bermuda Ltd., Sr. Notes, Variable Rate, 10.484%, 1/15/12	10,805	11,007,594
Intelsat Ltd., Sr. Notes, 5.25%, 11/1/08	27,120	26,374,200
IWO Holdings, Inc., 14.00%, 1/15/11(2)	5,600	0
IWO Holdings, Inc., Variable Rate, 9.124%, 1/15/12	965	991,538
Qwest Capital Funding, Inc., 7.00%, 8/3/09	3,130	3,180,863
Qwest Communications International, Inc., 7.50%, 2/15/14	11,465	11,751,625
Qwest Communications International, Inc., Sr. Notes, 7.50%, 11/1/08	1,145	1,167,900

See notes to financial statements

Boston Income Portfolio as of October 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Security	Principal Amount (000's omitted)	Value
Telecommunications (continued)
Qwest Corp., Sr. Notes, 7.625%, 6/15/15	$3,500	$3,701,250
Qwest Corp., Sr. Notes, 7.875%, 9/1/11	2,650	2,818,938
Qwest Corp., Sr. Notes, Variable Rate, 8.64%, 6/15/13	1,080	1,169,100
Rogers Wireless, Inc., Sr. Sub. Notes, 8.00%, 12/15/12	705	749,063
Rogers Wireless, Inc., Variable Rate, 8.515%, 12/15/10	5,465	5,594,794
Telemig Celular SA/Amazonia Celular SA 8.75%, 1/20/09(3)	2,600	2,739,750
U.S. West Communications, Debs., 7.20%, 11/10/26	670	657,438
UbiquiTel Operating Co., Sr. Notes, 9.875%, 3/1/11	8,225	8,944,688
West Corp., Sr. Notes, 9.50%, 10/15/14(3)	9,250	9,273,125
Windstream Corp., Sr. Notes, 8.125%, 8/1/13(3)	5,415	5,807,588
		$128,222,491
Textiles / Apparel — 3.2%
Levi Strauss & Co., Sr. Notes, 8.875%, 4/1/16	$7,355	$7,594,038
Levi Strauss & Co., Sr. Notes, 9.75%, 1/15/15	1,805	1,922,325
Levi Strauss & Co., Sr. Notes, 12.25%, 12/15/12	17,010	19,051,200
Levi Strauss & Co., Sr. Notes, Variable Rate, 10.122%, 4/1/12	7,950	8,238,188
Oxford Industries, Inc., Sr. Notes, 8.875%, 6/1/11	11,218	11,568,563
Perry Ellis International, Inc., Sr. Sub. Notes, 8.875%, 9/15/13	4,940	4,977,050
Phillips Van-Heusen, Sr. Notes, 7.25%, 2/15/11	1,740	1,761,750
Phillips Van-Heusen, Sr. Notes, 8.125%, 5/1/13	4,000	4,190,000
		$59,303,114
Utilities — 3.1%
AES Corp., Sr. Notes, 8.75%, 5/15/13(3)	$3,555	$3,834,956
AES Corp., Sr. Notes, 8.875%, 2/15/11	322	347,760
AES Corp., Sr. Notes, 9.00%, 5/15/15(3)	1,890	2,043,563
AES Eastern Energy, Series 99-A, 9.00%, 1/2/17	2,811	3,079,352
Dynegy Holdings, Inc., 8.375%, 5/1/16	7,340	7,578,550
Mission Energy Holding Co., 13.50%, 7/15/08	5,230	5,857,600
NGC Corp., 7.625%, 10/15/26	7,090	6,629,150
NRG Energy, Inc., 7.25%, 2/1/14	2,520	2,554,650
NRG Energy, Inc., Sr. Notes, 7.375%, 2/1/16	3,615	3,664,706
Orion Power Holdings, Inc., Sr. Notes, 12.00%, 5/1/10	14,185	16,170,900
Reliant Energy, Inc., 9.25%, 7/15/10	5,900	6,136,000
		$57,897,187
Total Corporate Bonds & Notes (identified cost $1,497,914,042)		$1,538,984,372

Convertible Bonds — 0.6%
Security	Principal Amount (000's omitted)	Value
L-3 Communications Corp., 3.00%, 8/1/35(3)	$5,745	$5,981,981
XM Satellite Radio Holdings, Inc., 1.75%, 12/1/09	1,750	1,432,812
XM Satellite Radio, Inc., 1.75%, 12/1/09(3)	3,450	2,824,688
Total Convertible Bonds (identified cost, $10,918,832)		$10,239,481
Common Stocks — 0.7%
Security	Shares	Value
Food Service — 0.0%
New World Restaurant Group, Inc.	429	$3,432
		$3,432
Gaming — 0.6%
Shreveport Gaming Holdings, Inc.(4)(5)	4,453	$79,486
Trump Entertainment Resorts, Inc.(5)	538,544	10,948,600
		$11,028,086
Healthcare — 0.1%
Triad Hospitals, Inc.(5)	61,848	$2,290,231
		$2,290,231
Leisure — 0.0%
HRP, Class B(5)	3,730	$37
		$37
Total Common Stocks (identified cost, $9,152,917)		$13,321,786
Convertible Preferred Stocks — 1.1%
Security	Shares	Value
Energy — 0.6%
Chesapeake Energy Corp., 4.50%	91,533	$9,174,353
Chesapeake Energy Corp., 5.00%(3)	21,939	2,391,351
		$11,565,704

See notes to financial statements

Boston Income Portfolio as of October 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Telecommunications — 0.5%
Crown Castle International Corp., (PIK), 6.25%	174,523	$9,664,211
		$9,664,211
Total Convertible Preferred Stocks (identified cost, $18,925,492)		$21,229,915
Miscellaneous — 0.0%
Security	Shares	Value
Utilities — 0.0%
Mirant Corp., Escrow Certificate	2,205,000	$32,568
Mirant Corp., Escrow Certificate(6)	4,900,000	61,250
		$93,818
Total Miscellaneous (identified cost, $0)		$93,818
Warrants — 0.1%
Security	Shares	Value
Consumer Products — 0.0%
HF Holdings, Inc., Exp. 9/27/09(4)(5)	3,400	$0
		$0
Gaming — 0.0%
Peninsula Gaming LLC, Convertible Preferred Membership Interests(5)(6)	6,338	$38,027
		$38,027
Technology — 0.0%
ASAT Finance, Exp. 11/1/06(3)(4)(5)	3,900	$39
		$39
Telecommunications — 0.1%
American Tower Corp., Exp. 8/1/08(3)(5)	4,825	$2,456,887
		$2,456,887
Total Warrants (identified cost, $505,960)		$2,494,953

Commercial Paper — 4.3%
Security	Amount (000's omitted)	Value
Abbey National, North America, LLC, 5.31%, 11/1/06	$79,186	$79,186,000
Total Commercial Paper (at amortized cost, $79,186,000)		$79,186,000
Time Deposit — 4.6%
Security	Amount (000's omitted)	Value
Societe Generale, Time Deposit, 5.31%, 11/1/06	$85,000	$85,000,000
Total Time Deposit (at amortized cost, $85,000,000)		$85,000,000
Total Investments — 98.4% (identified cost $1,794,435,736)		$1,844,266,055
Other Assets, Less Liabilities — 1.6%		$30,546,882
Net Assets — 100.0%		$1,874,812,937

PIK - Payment In Kind.

Note: The Portfolio has made commitments to fund specified amounts under certain existing credit arrangements. Pursuant to the terms of these arrangements, the Portfolio had unfunded loan commitments of $40,060,000 as of October 31, 2006.

(1)  Senior floating-rate loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the senior floating-rate interests will have an expected average life of approximately two to three years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate ("LIBOR"), and secondarily the prime rate offered by one or more major United States banks (the "Prime Rate") and the certificate of deposit ("CD") rate or other base lending rates used by commercial lenders.

(2)  Defaulted security.

(3)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2006, the aggregate value of the securities is $384,020,720 or 20.5% of the Portfolio's net assets.

(4)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(5)  Non-income producing security.

(6)  Restricted security.

See notes to financial statements

Boston Income Portfolio as of October 31, 2006

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2006

Assets
Investments, at value (identified cost, $1,794,435,736)	$1,844,266,055
Cash	2,375,500
Receivable for investments sold	6,917,933
Dividends and interest receivable	37,032,856
Receivable for open swap contracts	129,783
Total assets	$1,890,722,127
Liabilities
Payable for investments purchased	$14,852,936
Payable to affiliate for Investment Advisory fees	960,242
Payable to affiliate for Trustees' fees	2,307
Accrued expenses	93,705
Total liabilities	$15,909,190
Net Assets applicable to investors' interest in Portfolio	$1,874,812,937
Sources of Net Assets
Net proceeds from capital contributions and withdrawals	$1,824,852,835
Net unrealized appreciation (computed on the basis of identified cost)	49,960,102
Total	$1,874,812,937

Statement of Operations

For the Year Ended
October 31, 2006

Investment Income
Interest	$144,548,689
Dividends	1,134,127
Other income	2,756,316
Total investment income	$148,439,132
Expenses
Investment adviser fee	$10,894,546
Trustees' fees and expenses	28,067
Custodian fee	397,722
Legal and accounting services	147,987
Miscellaneous	72,305
Total expenses	$11,540,627
Deduct — Reduction of custodian fee	$120
Reduction of investment adviser fee	60,513
Total expense reductions	$60,633
Net expenses	$11,479,994
Net investment income	$136,959,138
Realized and Unrealized Gain (Loss)
Net realized gain — Investment transactions (identified cost basis)	$27,911,228
Swap contracts	451,405
Foreign currency and forward foreign currency exchange contract transactions	28,506
Net realized gain	$28,391,139
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$18,332,953
Swap contracts	(251,564)
Foreign currency and forward foreign currency exchange contracts	(41,879)
Net change in unrealized appreciation (depreciation)	$18,039,510
Net realized and unrealized gain	$46,430,649
Net increase in net assets from operations	$183,389,787

See notes to financial statements

Boston Income Portfolio as of October 31, 2006

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2006	Year Ended October 31, 2005
From operations — Net investment income	$136,959,138	$134,085,114
Net realized gain from investment transactions, swap contracts, and foreign currency and forward foreign currency exchange contract transactions	28,391,139	22,707,377
Net change in unrealized appreciation (depreciation) from investments, swap contracts, and foreign currency and forward foreign currency exchange contracts	18,039,510	(61,844,432)
Net increase in net assets from operations	$183,389,787	$94,948,059
Capital transactions — Contributions	$482,166,898	$504,652,003
Withdrawals	(476,916,040)	(632,859,203)
Net increase (decrease) in net assets from capital transactions	$5,250,858	$(128,207,200)
Net increase (decrease) in net assets	$188,640,645	$(33,259,141)
Net Assets
At beginning of year	$1,686,172,292	$1,719,431,433
At end of year	$1,874,812,937	$1,686,172,292

See notes to financial statements

Boston Income Portfolio as of October 31, 2006

FINANCIAL STATEMENTS CONT'D

Supplementary Data

	Year Ended October 31,		Period Ended		Year Ended September 30,
	2006	2005	October 31, 2004(1)		2004	2003	2002(2)
Ratios/Supplemental Data†
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction	0.66%	0.65%	0.66	%(3)	0.66%	0.66%	0.68%
Expenses after custodian fee reduction	0.66%	0.65%	0.66	%(3)	0.66%	0.66%	0.68%
Net investment income	7.85%	7.71%	7.29	%(3)	8.29%	9.51%	9.91%
Portfolio Turnover	68%	71%	5%		79%	116%	91%
Total Return	11.10%	5.80%	1.82%		13.28%	26.96%	2.09%
Net assets, end of period (000's omitted)	$1,874,813	$1,686,172	$1,719,431		$1,669,254	$1,367,987	$796,712

†  The operating expenses of the Portfolio reflect reductions of the investment adviser fee. Had such actions not been taken, the ratios would have been the same.

(1)  For the one month period ended October 31, 2004. The Portfolio changed its fiscal year end from September 30 to October 31.

(2)  The Portfolio adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and changed its methodology for accreting market discount for certain securities. It also began amortizing premiums on fixed-income securities using the interest method of amortization. Prior to October 1, 2001, the Portfolio did not amortize market premiums on fixed-income securities. The effect of these changes for the year ended September 30, 2002 was to decrease the ratio of net investment income to average net assets from 10.12% to 9.91%.

(3)  Annualized.

See notes to financial statements

Boston Income Portfolio as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Boston Income Portfolio (the Portfolio) is registered under the Investment Company Act of 1940, as amended, as an open-end investment company. The Portfolio, which was organized as a trust under the laws of the state of New York on March 13, 2001, has as its objective to provide as much current income as possible. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2006, the Eaton Vance Income Fund of Boston and Eaton Vance Diversified Income Fund held an approximate 94.4% and 5.6% interest in the Portfolio, respectively. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Investments listed on securities exchanges or NASDAQ are valued at closing sale prices. Listed or unlisted investments for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. Fixed income investments and senior floating-rate loan interests (other than short-term obligations), including listed investments and investments for which quotations are available, will normally be valued on the basis of market valuations furnished by a pricing service. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value. If short-term debt securities are acquired with a remaining maturity of more than 60 days, they will be valued by a pricing service. Investments for which there is no quotation or valuation are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

B  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

C  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

D  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

E  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. The Portfolio will enter into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed.

F  Credit Default Swaps — The Portfolio may enter into credit default swap contracts for risk management purposes, including diversification. When the Portfolio is a buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Portfolio would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would have spent the stream of payments and received no benefit from the contract. When the Portfolio is

Boston Income Portfolio as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay upon default of the referenced debt obligations. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. The Portfolio will segregate assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the credit default swap of which it is the seller, marked to market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

G  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Portfolio maintains with IBT. All credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of expenses in the Statement of Operations.

H  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

J  Other — Investment transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on securities sold are determined on the basis of identified cost.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. BMR receives a monthly advisory fee in the amount of 5/96th of 1% (equal to 0.625% annually) of average daily net assets of the Portfolio. For the year ended October 31, 2006 the advisory fee amounted to $10,894,546. Effective March 27, 2006, BMR agreed to a fee reduction pursuant to a Fee Reduction Agreement between BMR and the Portfolio. On assets of $2 billion or more, BMR has agreed to reduce its annual fee rate as follows: 0.575% of average net assets of $2 billion but less than $5 billion and 0.555% of average net assets of $5 billion or more. Prior to March 27, 2006, BMR had agreed to reduce its annual fee rate as follows: 0.60% of average net assets of $1.5 billion but less than $2 billion and 0.575% of average net assets of $2 billion or more. Pursuant to such contractual agreements, BMR reduced its fee in the amount of $60,513 for the year ended October 31, 2006. BMR has also agreed to reduce the investment adviser fee by an amount equal to that portion of commissions paid to broker dealers in execution of portfolio transactions attributed to the Portfolio that is consideration for third-party research services. There was no such advisory fee reduction for the year ended October 31, 2006. Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with BMR may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2006 no significant amounts have been deferred.

Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Investment Transactions

The Portfolio invests primarily in debt securities. The ability of the issuers of the debt securities held by the Portfolio to meet their obligations may be affected by economic developments in a specific industry. Purchases and sales of investments,

Boston Income Portfolio as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

other than U.S. Government securities and short-term obligations, aggregated $1,114,565,225 and $1,077,102,025 respectively, for the year ended October 31, 2006.

4  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of the investments owned at October 31, 2006, as determined on a federal income tax basis, were as follows:

Aggregate cost	$1,799,440,979
Gross unrealized appreciation	$54,401,065
Gross unrealized depreciation	(9,575,989)
Net unrealized appreciation	$44,825,076

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts, financial futures and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at October 31, 2006 is as follows:

Credit Default Swaps

Notional Amount		Expiration Date	Description	Net Unrealized Appreciation (Depreciation)
6,200,000	USD	9/20/2013	Agreement with Lehman Brothers dated 8/08/2006 to pay 2.87% per year times the notional amount. In exchange for that periodic payment, upon a default event by Station Casino's, Inc., Lehman Brothers agrees to pay the Portfolio the notional amount of the swaps. To receive that payment, the Portfolio must deliver a bond (with par value equal to the notional amount of the swap) issued by Station Casino's, Inc. to Lehman Brothers.	$129,783

At October 31, 2006, the Portfolio had sufficient cash and/or securities to cover any commitments under these contracts.

Boston Income Portfolio as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2006.

7  Restricted Securities

At October 31, 2006, the Portfolio owned the following securities (representing less than 0.01% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Portfolio has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The fair value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

Description	Date of Acquisition	Shares	Cost	Fair Value
Common Stocks and Warrants
Mirant Corp., Escrow Certificate	1/5/06	4,900,000	$0	$61,250
Peninsula Gaming LLC, Convertible Preferred Membership Interests	7/08/99	6,338	0	38,027
			$0	$99,277

8  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, ("FIN 48") "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, ("FAS 157") "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Portfolio's financial statement disclosures.

Boston Income Portfolio as of October 31, 2006

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors of
Boston Income Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the supplementary data present fairly, in all material respects, the financial position of Boston Income Portfolio (the "Portfolio") at October 31, 2006, and the results of its operations, the changes in its net assets and the supplementary data for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 27, 2006

Eaton Vance Income Fund of Boston as of October 31, 2006

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2007 will show the tax status of all distributions paid to your account in calendar 2006. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

Eaton Vance Income Fund of Boston

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees") cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on March 27, 2006, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February and March 2006. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund managed by it;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve month period ended March 31, 2006, the

Eaton Vance Income Fund of Boston

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Board met nine times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met eight, twelve and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreement of the Boston Income Portfolio, the portfolio in which the Eaton Vance Income Fund of Boston (the "Fund") invests (the "Portfolio"), with Boston Management and Research (the "Adviser"), including the fee structure, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser.

The Board considered the Adviser's management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. In particular, the Board evaluated the abilities and experience of such investment personnel in analyzing special considerations relevant to investing in high-yield debt. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to each Portfolio in the complex by senior management.

The Board reviewed the compliance programs of the Adviser and and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2005 for the Fund. The Board concluded that the performance of the Fund was satisfactory.

Eaton Vance Income Fund of Boston

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates payable by the Portfolio and the Fund (referred to as "management fees"). As part of its review, the Board considered the management fees and the Fund's total expense ratio for the one-year period ended September 30, 2005, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund, the Portfolio and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund and the Portfolio.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. The Board noted that, at its request, the Adviser had agreed to add a breakpoint for the Boston Income Portfolio with respect to assets that exceed $5 billion. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolio, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

Eaton Vance Income Fund of Boston

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Series Trust II (the Trust) and the Boston Income Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "Parametric" refers to Parametric Portfolio Associates and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

James B. Hawkes 11/9/41	Trustee	Trustee of the Trust since 1998 and of the Portfolio since 2001	Chairman and Chief Executive Officer of EVC, BMR, EVM and EV; Director of EV; Vice President and Director of EVD. Trustee and/or officer of 170 registered investment companies in the Eaton Vance Fund Complex. Mr. Hawkes is an interested person because of his positions with BMR, EVM, EVC and EV, which are affiliates of the Trust and the Portfolio.	170	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	170	None

Samuel L. Hayes, III 2/23/35	Trustee and Chairman of the Board	Trustee of the Trust since 1989; of the Portfolio since 2001 and Chairman of the Board since 2005	Jacob H. Schiff Professor of Investment Banking Emeritus, Harvard University Graduate School of Business Administration. Director of Yakima Products, Inc. (manufacturer of automotive accessories) (since 2001) and Director of Telect, Inc. (telecommunications services company) (since 2000).	170	Director of Tiffany & Co. (specialty retailer)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (a holding company owning institutional investment management firms) (1982-2001).	170	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	170	None

Eaton Vance Income Fund of Boston

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Norton H. Reamer 9/21/35	Trustee	Trustee of the Trust since 1989 and of the Portfolio since 2001	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003).	170	None

Lynn A. Stout 9/14/57	Trustee	Since 2001	Professor of Law, University of California at Los Angeles School of Law.	170	None

Ralph F. Verni 1/26/43	Trustee	Since 2005	Consultant and private investor.	170	None

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Michael W. Weilheimer 2/11/61	President	Since 2002(2)	Vice President of EVM and BMR. Officer of 24 registered investment companies managed by EVM or BMR.

Thomas P. Huggins 3/7/66	Vice President	Vice President of the Trust since 2000 and of the Portfolio since 2001	Vice President of EVM and BMR. Officer of 4 registered investment companies managed by EVM or BMR.

Cliff Quisenberry, Jr. 1/1/65	Vice President of the Trust	Since 2003	Vice President and Director of Research and Product Development of Parametric. Officer of 30 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer of the Trust	Since 2005(2)	Vice President of EVM and BMR. Officer of 170 registered investment companies managed by EVM or BMR.

Dan A. Maalouly 3/25/62	Treasurer of the Portfolio	Since 2005	Vice President of EVM and BMR. Previously, Senior Manager at PricewaterhouseCoopers LLP (1997-2005). Officer of 71 registered investment companies managed by EVM or BMR.

Alan R. Dynner 10/10/40	Secretary	Secretary of the Trust since 1997 and of the Portfolio since 2001	Vice President, Secretary and Chief Legal Officer of BMR, EVM, EVD, EV and EVC. Officer of 170 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 170 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2)  Prior to 2002, Mr. Weilheimer served as Vice President of the Trust since 1996 and of the Portfolio since 2001. Prior to 2005, Ms. Campbell served as Assistant Treasurer of the Trust since 1995.

The SAI for the Fund includes additional information about the Trustees and officers of the Trust and the Portfolio and can be obtained without charge on Eaton Vance's website at www.eatonvance.com or by calling 1-800-225-6265.

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Investment Adviser of Boston Income Portfolio
Boston Management and Research

The Eaton Vance Building
255 State Street
Boston, MA 02109

Administrator of Eaton Vance Income Fund of Boston
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
Investors Bank & Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP

125 High Street
Boston, MA 02110

Eaton Vance Income Fund of Boston
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

443-12/06  IBSRC

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer.  The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, Samuel L. Hayes, III and Norton H. Reamer, each an independent trustee, as its audit committee financial experts.  Mr. Park is a certified public accountant who is the Vice Chairman of Commercial Industrial Finance Corp (specialty finance company). Previously, he served as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm) and as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms).  Mr. Hayes is the Jacob H. Schiff Professor of Investment Banking Emeritus of the Harvard University Graduate School of Business Administration.  Mr. Reamer is the President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) and is President of Unicorn Corporation (an investment and financial advisory services company).  Formerly, Mr. Reamer was Chairman and Chief Operating Officer of Hellman, Jordan Management Co., Inc. (an investment management company) and Advisory Director of Berkshire Capital Corporation (an investment banking firm), Chairman of the Board of UAM and Chairman, President and Director of the UAM Funds (mutual funds).

Item 4. Principal Accountant Fees and Services

(a)-(d)

Eaton Vance Income Fund of Boston (the “Fund”) is a series of Eaton Vance Series Trust II (the “Trust”), a Massachusetts business trust, which, including the Fund, contains a total of 2 series (the “Series”).  The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. This Form N-CSR relates to the Fund’s annual report.

The following table presents the aggregate fees billed to the Fund for the Fund’s fiscal years ended October 31, 2005 and October 31, 2006, by the Fund’s principal accountant for professional services rendered for the audit of the Fund’s annual financial statements and fees billed for other services rendered by the principal accountant during those periods.

Eaton Vance Income Fund of Boston

Fiscal Years Ended	10/30/05	10/30/06

Audit Fees	$22,900	$25,100

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$14,325	$15,175

All Other Fees(3)	$0	$0

Total	$37,225	$40,275

(1)                                  Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)                                  Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

((3)                              All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

The various Series comprising the Trust have differing fiscal year ends (October 31 or June 30). The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the Series in the Trust by the Series’ principal accountant, Pricewaterhouse Coopers, for the last two fiscal years of each Series.

Fiscal Years Ended	6/30/05	10/31/05	6/30/06	10/31/06

Audit Fee	$85,000	$22,900	$71,200	$25,100

Audit Related Fees(1)	$0	$0	$0	$0

Tax Fees(2)	$13,250	$14,325	$14,025	$15,175

All Other Fees(3)	$0	$0	$0	$0

Total	$98,250	$37,225	$85,225	$40,275

 (1)                               Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)                                  Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)                                  All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

During the Fund’s fiscal years ended October 31, 2005 and October 31, 2006, $35,000 was billed for each such fiscal year by D&T, the principal accountant for the Fund, for work done in connection with its Rule 17Ad-13 examination of Eaton Vance Management’s assertion that it has maintained an effective internal control structure over the sub-transfer agent and registrar functions, such services being pre-approved in accordance with Rule 2-01(c) (7) (ii) of Regulation S-X.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”).  The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities.  As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees.  Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually.  The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to all of the Series in the Trust by each Series’s principal accountant for the last two fiscal years of each Series; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by each Series’ principal accountant for the last 2 fiscal years of each Series.

Fiscal Years Ended	6/30/05	10/31/05	6/30/06	10/31/06

Registrant(1)	$13,250	$14,325	$14,025	$15,175

EatonVance(2)	$98,305	$33,235	$83,416	$68,486

(1)          Includes all of the Series of the Trust.

(2)          During the fiscal years reported above, the Fund was a “feeder” fund in a “master-feeder” fund structure.
Various subsidiaries of Eaton Vance Corp. act in either an investment advisory and/or service provider capacity with respect to the Series and “master” fund.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed registrants

Not required in this filing.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not required in this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not required in this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not required in this filing.

Item 10. Submission of Matters to a Vote of Security Holders.

No Material Changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Series Trust II

By:	/s/Michael W. Weilheimer
Michael W. Weilheimer
President

Date:	December 15, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date:	December 15, 2006

By:	/s/Michael W. Weilheimer
Michael W. Weilheimer
President

Date:	December 15, 2006